Exhibit 2.1

EXECUTION VERSION

FIRST AMENDMENT TO BUSINESS COMBINATION AGREEMENT

This FIRST AMENDMENT TO BUSINESS COMBINATION AGREEMENT, dated as of May 12, 2022 (this “Amendment”), is entered into by and among Crown PropTech Acquisitions, a Cayman Islands exempted company (“SPAC”), Crown PropTech Merger Sub I Corp. (“Merger Sub I”), Crown PropTech Merger Sub II LLC, Delaware limited liability company (“Merger Sub II”) (“Merger Sub I,” “Merger Sub II” and, together with SPAC, the “SPAC Parties”), and Brivo, Inc., a Nevada corporation (the “Company”), with reference to that certain Business Combination Agreement dated as of November 10, 2021 (the “Business Combination Agreement”) by and among the SPAC Parties and the Company. Capitalized terms used and not otherwise defined herein have the meanings given such terms in the Business Combination Agreement.

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the SPAC Parties and the Company hereby agree as follows:

1.                   Amendment to the Business Combination Agreement. Section 10.01(b) of the Business Combination Agreement is hereby amended and restated to read in full as follows:

“(b) by either SPAC or the Company if the First Effective Time shall not have occurred prior to August 9, 2022 or such later date as may be mutually agreed by the SPAC and the Company (the “Outside Date”); provided, however, that this Agreement may not be terminated under this Section 10.01(b) by or on behalf of any party that either directly or indirectly through its affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained herein and such breach or violation is the principal cause of the failure of a condition set forth in Article IX on or prior to the Outside Date;”

2.                   Effect of Amendment. Except as specifically amended by this Amendment, the terms and conditions of the Business Combination Agreement shall remain unmodified and in full force and effect. In the event of any inconsistencies between the terms of this Amendment and any terms of the Business Combination Agreement the terms of this Amendment shall govern and prevail. Upon the effectiveness of this Amendment, each reference (i) in the Business Combination Agreement to “this Agreement,” “hereunder,” “herein,” “hereof” or words of like import referring to the Business Combination Agreement shall mean and refer to the Business Combination Agreement as amended by this Amendment, and (ii) in any other related document or instrument to the “Business Combination Agreement,” “thereunder,” “therein,” “thereof” or words of like import referring to the Business Combination Agreement shall mean and refer to the Business Combination Agreement as amended by this Amendment.

3.                   Governing Law; Waiver of Jury Trial; Counterparts; Specific Performance. This Amendment hereby incorporates the provisions of Sections 11.06, 11.07, 11.09 and 10.10 of the Business Combination Agreement, mutatis mutandis.

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IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed by its respective duly authorized representative as of the date first written above.

CROWN PROPTECH ACQUISITIONS

By:	/s/ Richard Chera
Name:	Richard Chera
Title:	Chief Executive Officer

CROWN PROPTECH MERGER SUB I CORP.

By:	/s/ Richard Chera
Name:	Richard Chera
Title:	Chief Executive Officer

CROWN PROPTECH MERGER SUB II LLC,

By:	/s/ Richard Chera
Name:	Richard Chera
Title:	Chief Executive Officer

BRIVO, INC.

By:	/s/ Steve Van Till
Name:	Steve Van Till
Title:	President and Chief Executive Officer

Signature Page to Amendment to Business Combination Agreement